SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: May 17, 2002
                  (Date of earliest event reported) May 8, 2002


                              ACC ACQUISITION, LLC
             (Exact name of registrant as specified in its charter)


            DELAWARE            333-59322 and 333-63454       22-3043811
(State or other jurisdiction of      (Commission            (IRS Employer
         incorporation)              File Number)         Identification No.)


                           14201 Wireless Way
                         Oklahoma City, Oklahoma          73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

Information To Be Included in the Report

Item 5. Other Events

     On May 8, 2002, but effective January 1, 2002, the Registrant and AT&T Wireless Services, Inc. amended the Amended and Restated Operating Agreement between them originally dated February 25, 2000, to establish rates for the Amended and Restated Operating Agreement through June 30, 2007.

Item 7. Financial Statements and Exhibits:

     (c)  Exhibits

10.3.1* Addendum to Amended and  Restated Operating Agreement  dated May 8, 2002
        between  AT&T  Wireless  Services,  Inc. and  its  Affiliates  and   ACC
        Acquisition,  LLC  and its Affiliates.
_______________

* Confidential treatment has been requested for this exhibit. As a result, this exhibit is omitted from this 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACC ACQUISITION, LLC


                              By  BRUCE R. KNOOIHUIZEN
                                  Bruce R. Knooihuizen, Treasurer and
                                  Manager

May 17, 2002

                                 EXHIBIT INDEX

Exhibit No.     Description                     Method of Filing
-----------     -----------                     ----------------

10.3.1    Addendum to Amended and Restated     Filed herewith electronically
          Operating Agreement dated May 8,
          2002 between AT&T Wireless Services,
          Inc. and its Affiliates and ACC
          Acquisition, LLC and its Affiliates.